Exhibit 10.1
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                              CONSULTING AGREEMENT
                              --------------------

          This Consulting Agreement (the "Consulting Agreement") is made and entered into as of February 13, 2006 (the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and DJH Holdings, LLC to obtain the services of its officer, Daniel J. Haslinger, an individual (collectively "Consultant").N-Viro

     W  I  T  N  E  S  S  E  T  H:
     -  -  -  -  -  -  -  -  -  -
          WHEREAS, the Company desires to engage Daniel J. Haslinger, formerly the Company's Chief Executive Officer, as a consultant to the Company upon the terms and subject to the conditions set forth in this Consulting Agreement; and,

          WHEREAS, Consultant desires to be hired as a consultant to the Company to provide the requested services of Daniel J. Haslinger upon the terms and subject to the conditions set forth in this Consulting Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section 1.     Engagement.  The Company hereby engages Consultant, and
                         ----------
Consultant hereby accepts engagement with the Company, as a consultant, all upon the terms and subject to the conditions set forth in this Consulting Agreement.

          Section  2.     Consulting  Services.  Consultant  is  and  shall  be
                          --------------------
engaged as a consultant to the Board of Directors of the Company (the "Board") when requested by the Chief Executive Officer of the Company, on matters relating to the general business and affairs of the Company including matters concerning marketing and operations ("Consulting Services"). DJH Holdings, LLC shall ensure that all consulting under this Agreement is performed by Daniel J. Haslinger personally. Consultant shall report directly to the Chief Executive Officer (CEO) of the Company, and the CEO shall direct the scope of work to be conducted by the Consultant. Consultant shall devote such business time, best efforts, and attention to promote and advance the business of the Company and its subsidiaries as reasonably requested, from time to time, by the Chief Executive Officer; provided, however, that such time, efforts and attention
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shall, where and when possible, shall be conducted during regular business hours and shall not unreasonably interfere with Consultant's other business and/or personal activities. Consultant shall provide Consulting Services to the Company a minimum average of Sixty (60) business hours during each month of the Consulting Period or any extensions thereof.

          Section  3.     Exclusivity.  Consultant  agrees  not  to  undertake
                          ------------
consulting work for other businesses in competition with the Company during the term of this Consulting Agreement or any extensions hereof.

          Section  4.     Term  of  Engagement.  The  term  of  engagement  of
                          --------------------
Consultant by the Company pursuant to this Consulting Agreement shall be for the period (the "Consulting Period") commencing on February 13, 2006 and ending on August 13, 2006 or such earlier date that Consultant's engagement is terminated in accordance with the provisions of this Consulting Agreement or such later date that Consultant's engagement is extended pursuant to this Consulting Agreement (the "Consulting Termination Date").

          This Agreement may be renewed by mutual consent. Such renewal, unless otherwise expressly stated, shall be for a term of six (6) months.

     Section 5.     Fee.  During the Consulting Period, subject to all the terms
                    ---
and conditions of this Consulting Agreement and as compensation for all Consulting Services under this Consulting Agreement, the Company shall pay Consultant the amount of Nine Thousand Dollars ($9,000), which shall be payable at such intervals (at least monthly) as salaries are paid generally to executive officers of the Company. The fee shall be paid to DJH Holdings, LLC. These fees are exclusive of any compensation earned by Daniel Haslinger as a Director of the Company, if any.

          Section  6.     Expenses.  The  Company  shall  not  be  obligated  to
                          --------
reimburse any expenses of Consultant in the performance of services unless reimbursement of a particular expense is requested in advance and which is expressly approved, in advance and in writing, by the Chief Executive Officer of the Company. The presumption is that no expenses are expected to be paid by the Company.

          Section  7.     Notices.  For  the  purposes  of  this  Consulting
                          -------
Agreement, notices and all other communications provided for in the Consulting Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

          Section  8.     Proprietary  Information  and  Inventions.  Consultant
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understands  and  acknowledges  that:

          8.01     Trust.  Consultant's  engagement  creates  a  relationship of
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confidence  and trust between Consultant and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Consultant by the Group or by any licensee, vendor or customer of any of the Group or learned by Consultant during the Consulting Period and/or the Employment Period.

          8.02     Proprietary  Information.  The  Group  possesses  and  will
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continue  to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Consultant during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists in the possession of Company. Notwithstanding anything contained in this Consulting Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Consultant, (iii) information which Consultant can demonstrate was in Consultant's possession at the time of disclosure and was not acquired by Consultant directly or indirectly from any of the Group on a confidential basis,
(iv) information which becomes available to Consultant on a non-confidential basis from a source other than any of the Group and which source, to the best of Consultant's knowledge, did not acquire the information on a confidential basis or (v) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises.
All Proprietary Information shall be the sole property of the Group and their respective assigns. Consultant assigns to the Company any rights Consultant may have or acquire in such Proprietary Information. At all times, both during Consultant's engagement by the Company and after its termination, Consultant shall keep in strictest confidence and trust all Proprietary Information, and Consultant shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Consultant's duties as a consultant to the Company. All confidential information of the Company shall be kept in confidence by Consultant for a period of at least three (3) years after the Consulting Termination Date.

          Section  9.     Surrender  of  Documents.  Consultant  shall,  at  the
                          ------------------------
request of the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

          Section  10.     Prior  Employment  Agreements.  Consultant represents
                           -----------------------------
and warrants that Consultant's performance of all the terms of this Consulting Agreement and as a consultant to the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to Consultant's employment by the Company. Consultant has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Consulting Agreement or which would be violated by Consultant entering into, or carrying out his obligations under, this Consulting Agreement. It is expressly agreed and acknowledged that this Consulting Agreement shall control the relationship between the Consultant and the Company. All prior or contemporaneous agreements between the Parties are hereby merged hereinto and or of no present or future effect. The Parties warrant and acknowledge that the terms of the all prior agreements between them have been satisfied in full.

          Section 11.     Remedies.  Consultant acknowledges and agrees that the
                          --------
Company's remedy at law for a breach or a threatened breach of the provisions herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach by Consultant of any of the provisions of this Consulting Agreement, it is agreed that the Company shall be entitled to, equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. Consultant acknowledges that the granting of a temporary injunction, a temporary restraining order or other permanent injunction merely prohibiting Consultant from engaging in any Business Activities would not be an adequate remedy upon breach or threatened breach of this Consulting Agreement, and consequently agrees upon any such breach or threatened breach to the granting of injunctive relief prohibiting Consultant from engaging in any activities prohibited by this Consulting Agreement. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

          Section  12.     Successors.  This  Consulting  Agreement  shall  be
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binding  on  the  Company  and any successor to any of its businesses or assets.
Without limiting the effect of the prior sentence, the Company shall use its best efforts to require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Consulting Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. As used in this Consulting Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Consulting Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 12, by operation of law or otherwise.

          Section  13.     Termination.  This  Consulting  Agreement  may  be
                           -----------
terminated by Consultant at any time upon fifteen (15) days notice. Upon the effective date of any such termination by Consultant, the Company will have no further obligations to Consultant, including any obligation to pay amounts contemplated under this Agreement for periods after the effective date of termination of this Consulting Agreement. The Company may terminate this Consulting Agreement at any time upon ninety (90) days advance written notice. This Agreement shall terminate automatically upon the death of Daniel J. Haslinger, which other than for payments due for the period prior to death, shall relieve all further payment obligations hereunder for periods from and after Daniel J. Haslinger's date of death.

          Section 14.     Binding Effect.  This Consulting Agreement shall inure
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to  the  benefit  of  and  be  enforceable  by  Consultant's  personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Consultant should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Consulting Agreement.

          Section  15.     Modification  and  Waiver.  No  provision  of  this
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Consulting  Agreement  may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Consultant and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Consulting Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          Section  16.     Headings.  Headings  used  in  this Agreement are for
                           --------
convenience  only and shall not be used to interpret or construe its provisions.

          Section 17.     Waiver of Breach.  The waiver of either the Company or
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Consultant  of  a breach of any provision of this Consulting Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Consultant.

          Section  18.     Amendments.  No amendments or variations of the terms
                           ----------
and conditions of this Consulting Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          Section  19.     Severability.  The  invalidity or unenforceability of
                           ------------
any provision of this Consulting Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability.

          Section  20.     Governing Law/Forum.  This Consulting Agreement shall
                           -------------------
be construed and enforced pursuant to the laws of the State of Ohio, and Ohio shall be the sole venue for dispute resolution relative hereto.

          Section  21.     Arbitration.  Any controversy or claim arising out of
                           -----------
or relating to this Consulting Agreement or any transactions provided for herein, or the breach thereof, other than a claim for injunctive relief, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect at the time demand for arbitration is made by any party. The evidentiary and procedural rules in such proceedings shall be kept to the minimum level of formality that is consistent with the Rules. One arbitrator shall be named by the Company, a second shall be named by Consultant and the third arbitrator shall be named by the two arbitrators so chosen. In the event that the third arbitrator is not agreed upon, he or she shall be named by the American Arbitration Association. Arbitration shall occur in Toledo, Ohio or such other location agreed to by the Company and Consultant. The award made by all or a majority of the panel of arbitrators shall be final and binding, and judgment may be entered in any court of law having competent jurisdiction. The award is subject to confirmation, modification, correction, or vacation only as explicitly provided in Title 9 of the United States Code. The prevailing party shall be entitled to an award of pre- and post-award interest as well as reasonable attorney's fees incurred in connection with the arbitration and any judicial proceedings related thereto.

          Section  22.     Counterparts.  This  Consulting  Agreement  may  be
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executed  in  more  than  one  (1)  counterpart  and  each  counterpart shall be considered  an  original.

          Section  23.     Sections.  Unless  the  context  requires a different
                           --------
meaning, all references to "Sections" in this Agreement shall mean the Section of this Agreement.

          Section  24.     Publicity.  Press  releases  and  other  publicity
                           ---------
materials relating to the transactions contemplated by this Consulting Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company
                        --------  -------
advises the Company that disclosure of this Consulting Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Consultant.

          Section 25.     Independent Contractor.  Consultant shall be deemed to
                          ----------------------
be an independent contractor with respect to the Company and not an employee and Consultant shall be responsible for all federal, state and local taxes as a result of the receipt of the amounts paid to Consultant by the Company, including, but not limited to, unemployment and withholding taxes.

          IN WITNESS WHEREOF, this Consulting Agreement has been duly executed by the Company and Consultant as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION
                              By   /s/  Timothy  Kasmoch
                                  ----------------------
                                Its:  Chief  Executive  Officer
                                    ---------------------------

                              DJH  HOLDINGS,  LLC
                                 /s/Daniel  J.  Haslinger
                              ---------------------------
                              By:  Daniel  J.  Haslinger
                              Its:  President

                                 /s/Daniel  J.  Haslinger
                              ---------------------------
                              Daniel  J.  Haslinger